2016 Q2 Earnings Call Summary July 28, 2016 8:30 AM ET

2 Important Disclosure Information This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, future financial performance, including our 2016 outlook, expected performance, free cash flow, debt reduction, distribution growth and other growth opportunities, as such, involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from future results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the combined annual report on Form 10- K of Extended Stay America, Inc. and ESH Hospitality, Inc. (collectively, the “Company”) filed with the SEC on February 23, 2016 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements. This presentation includes certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Hotel Operating Profit and Hotel Operating Margin. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

3 1Comparable Hotels include the results of 629 Extended Stay America and Extended Stay Canada-branded hotels owned and operated for the three months ended June 30, 2016 and 2015. 2See Appendix for Hotel Operating Margin and Adjusted EBITDA reconciliations. Q2 2016 Comparable Hotel1 Highlights $50.24 $51.89 Q2 2015 Q2 2016 Revenue Per Available Room (“RevPAR”) $65.07 $67.65 Q2 2015 Q2 2016 Average Daily Rate (“ADR”) 77.2% 76.7% Q2 2015 Q2 2016 Occupancy (%) +3.3% +4.0% -50bps $321.9 $332.8 Q2 2015 Q2 2016 Total Revenues (in millions) $163.2 $164.7 Q2 2015 Q2 2016 Hotel Operating Margin2 (%) 57.7% 55.8% Q2 2015 Q2 2016 Adjusted EBITDA2 (in millions) +3.4% -190bps +0.9%

4 1H 2016 Comparable Hotel1 Highlights $46.49 $48.36 1H 2015 1H 2016 RevPAR $63.07 $66.14 1H 2015 1H 2016 ADR 73.7% 73.1% 1H 2015 1H 2016 Occupancy (%) +4.0% +4.9% -60bps $592.5 $620.3 1H 2015 1H 2016 Total Revenues (in millions) $278.9 $287.5 1H 2015 1H 2016 Hotel Operating Margin2 (%) 54.5% 53.3% 1H 2015 1H 2016 Adjusted EBITDA2 (in millions) +4.7% -120bps +3.1% 1Comparable Hotels include the results of 629 Extended Stay America and Extended Stay Canada-branded hotels owned and operated for the six months ended June 30, 2016 and 2015. 2See Appendix for Hotel Operating Margin and Adjusted EBITDA reconciliations.

5 Renovation Update Remain on track to complete renovation of all remaining ESA properties by early 2017 530 Completed Renovations at end of Q2 2016 Expected Renovation Timeline1 Renovation Room Night Displacement Outlook2 1Expected status at end of quarter. 2Room nights removed or expected to be removed from inventory due to renovation during the quarter.

6 Q2 2016 Segmentation & Channel Data Length of Stay Revenue Mix1 Q2 2016 Comparable Hotel RevPAR Growth by Property Type 1 Does not add to 100% due to rounding. 2 Includes 495 renovated hotels as of 3/31/2016. 3 Includes 89 unrenovated hotels owned as of 6/30/16. 4 Includes 45 hotels under renovation at any point during Q2 2016. 5 Includes 629 hotels owned and operated as of June 30, 2016 and 2015. Channel Mix 1-6 nights % 33% 37% 7-29 nights % 24% 23% 30+ nights % 43% 41% Q2 2016Q2 2015 Proprietary Channels 79% 76% OTAs 16% 19% Other 5% 5% Q2 2015 Status RevPAR ADR Occupancy Renovated2 3.7% 3.5% 10 bps Unrenovated3 4.4% 4.2% 20 bps Renovating4 (6.8%) 7.3% (980) bps Total5 3.3% 4.0% (50) bps

7 Quarterly Distribution, Cash Balance and Net Debt Ratio Quarterly Distribution1 $0.17 $0.19 Q2 2015 Q2 2016 +11.8% Adjusted Net Debt / TTM Adjusted EBITDA Ratio3 4.2X 4.3X Q1 2016 Q2 2016 ¹ Distribution dates of August 25, 2016 and August 27, 2015. 2 Includes Unrestricted and Restricted Cash. 3 Net Debt calculation is (Total Debt – Total Cash) to TTM Comparable Hotel Adjusted EBITDA. Cash Balance (millions)2 $358.8 $327.2 Q1 2016 Q2 2016

8 Q2 2016 Actual Results, Q3 2016 Outlook1 and Full Year 2016 Outlook1 1,257$ to 1,272$ 162$ 188$ 595$ 610$ 220$ 215$ 158$ 153$ 16.0% 15.0% 240$ 260$ Updated 2016 Outlook1 1Outlook as of July 28, 2016. 2Guidance as of Q1 earnings call on April 27, 2016. (In millions) Total Revenues 1,266$ to 1,290$ Net Income 151$ 180$ Adjusted EBITDA 600$ 620$ Depreciation and Amortization 220$ 215$ Net Interest Expense 158$ 153$ Effective Tax Rate 23.5% 22.5% Capital Expenditures 240$ 260$ Prior 2016 Guidance2 (In millions) Total Revenues $332 to $338 | 332.8$ Adjusted EBITDA $165 to $170 | 164.7$ Q2 2016 Guidance2 | Actual (In millions) Q3 2015 Comparable Hotel Total Revenues $341 348$ to 355$ Adjusted EBITDA $173 175$ to 182$ Q3 2016 Outlook1

9 APPENDIX

Non-GAAP Reconciliation of Net Income to EBITDA and Comparable Hotel Adjusted EBITDA[1] For the Three and Six Months Ended June 30, 2016 and 2015

extended STAY AMERICA

(In thousands)
(Unaudited)

Three Months Ended June 30, 2016	Three Months Ended June 30, 2015		Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
$ 61,386	$ 64,805	Net income	$ 76,139	$ 92,665
35,764	35,501	Interest expense, net	82,749	66,818
7,448	17,852	Income tax expense	10,344	26,826
55,011	50,529	Depreciation and amortization	108,319	99,712
159,609	168,687	EBITDA	277,551	286,021
-	(8,548)	Adjusted Property EBITDA of hotels not owned for entirety of periods presented	-	(15,680)
2,939	2,803	Non-cash equity-based compensation	5,619	4,919
114	(873)	Other non-operating expense (income)	(764)	892
1,997 (2)	1,101 (3)	Other expenses	5,052 (4)	2,744 (5)
$ 164,659	$ 163,170	Comparable Hotel Adjusted EBITDA	$ 287,458	$ 278,896
0.9%		% growth	3.1%	

(1) Comparable Hotel Adjusted EBITDA includes the results of 629 Extended Stay America and Extended Stay Canada-branded hotels owned and operated for the three and six months ended June 30, 2016 and 2015.

(2) Includes loss on disposal of assets of approximately $2.1 million and transaction costs of approximately $(0.1) million due to the revision of an estimate related to the sale of 53 hotel properties.

(3) Includes costs incurred in connection with the preparation of the registration statement filed in June 2015 of approximately $0.7 million and loss on disposal of assets of approximately $0.4 million, $0.1 million of which relates to the hotels not owned for entirety of periods presented.

(4) Includes loss on disposal of assets of approximately $5.0 million and transaction costs of approximately $0.1 million due to the revision of an estimate related to the sale of 53 hotel properties.

(5) Includes costs incurred in connection with the preparation of the registration statement filed in June 2015 of approximately $0.7 million and loss on disposal of assets of approximately $2.0 million, $0.2 million of which relates to the hotels not owned for entirety of periods presented.

10

Non-GAAP Reconciliation of Comparable Hotel Operating Profit and Comparable Hotel Operating Margin[1] for the Three and Six Months Ended June 30, 2016 and 2015

extended STAY AMERICA

(In thousands)
(Unaudited)

Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	% Variance		Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	% Variance
$ 327,833	$ 335,384	(2.3)%	Room revenues	$ 610,970	$ 618,682	(1.2)%
4,956	4,927	0.6%	Other hotel revenues	9,377	9,220	1.7%
-	(18,428)	(100.0)%	Total revenues of hotels not owned for entirety of periods presented	-	(35,377)	(100.0)%
332,789	321,883	3.4%	Comparable Hotel total revenues	620,347	592,525	4.7%
146,973	146,034	0.6%	Hotel operating expenses[2]	289,637	289,455	0.1%
-	(9,880)	(100.0)%	Hotel operating expenses of hotels not owned for entirety of periods presented[3]	-	(19,697)	(100.0)%
146,973	136,154	7.9%	Comparable Hotel operating expenses	289,637	269,758	7.4%
$ 185,816	$ 185,729	0.0%	Comparable Hotel Operating Profit	$ 330,710	$ 322,767	2.5%
55.8%	57.7%	(190) bps	Comparable Hotel Operating Margin	53.3%	54.5%	(120) bps

(1) Comparable Hotel Operating Profit and Comparable Hotel Operating Margin include the results of 629 Extended Stay America and Extended Stay Canada-branded hotels owned and operated for the three and six months ended June 30, 2016 and 2015.

(2) Excludes loss on disposal of assets of approximately $2.1 million, $0.4 million, $5.0 million and $2.0 million, respectively.

(3) Excludes loss on disposal of assets of approximately $0, $0.1 million, $0 and $0.2 million, respectively.

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12 COMPARABLE HOTEL TOTAL REVENUES1 AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND COMPARABLE HOTEL ADJUSTED EBITDA1 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2015 (ACTUAL) AND 2016 (OUTLOOK) Twelve Months Ended December 31, 2015 (Actual) Low High $ 1,217,354 Comparable Hotel total revenues 1,256,900$ 1,272,100$ $ 283,022 Net income 161,922$ 188,499$ 137,782 Interest expense, net 158,000 153,000 76,536 Income tax expense 30,842 33,265 203,897 Depreciation and amortization 220,000 215,000 701,237 EBITDA 570,764 589,764 (28,948) Adjusted Property EBITDA of hotels not owned for entirety of periods presented - - 10,500 Non-cash equity-based compensation 14,000 11,000 2,732 Other non-operating expense (income) (764) (764) 9,011 Impairment of long-lived assets - - (130,894) Gain on sale of hotel properties - - 10,495 (2) Other expenses 11,000 (3) 10,000 (3) $ 574,133 Comparable Hotel Adjusted EBITDA $ 595,000 $ 610,000 % growth 3.6% 6.2% (2) (In thousands) (Unaudited) (Outlook) Twelve Months Ending December 31, 2016 (3) Includes non-cash loss on disposal of assets and other non-operating transaction costs. Comparable Hotel total revenues and Comparable Hotel Adjusted EBITDA include the results of 629 Extended Stay America and Extended Stay Canada- branded hotels owned and operated as of December 31, 2015 and June 30, 2016. Includes costs incurred in connection with the preparation of the registration statement filed in June 2015 and the November 2015 secondary offering of approximately $0.9 million, transaction costs of approximately $0.3 million associated with the sale of hotel properties, and loss on disposal of assets of approximately $9.3 million, $0.3 million of which relates to hotels not owned for entirety of the period. (1)